UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2023

Nova LifeStyle, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-36259	90-0746568
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

6565 E. Washington Blvd., Commerce, CA 90040

(Address of Principal Executive Office) (Zip Code)

(323) 888-9999

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NVFY	Nasdaq Stock Market

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 3.03, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 6, 2023, the Board of Directors (the “Board”) of Nova LifeStyle, Inc. (“the Company”) unanimously approved a reverse split of the Company’s common stock at a ratio of one-for-five (the “Reverse Stock Split”).

On May 22, 2023, the Company filed a Certificate of Change Pursuant to NRS 78.209 with the Nevada Secretary of State to effect the Reverse Stock Split, which became effective upon filing. As a result of the Reverse Stock Split, every 5 shares of the Company’s common stock issued and outstanding immediately prior to the filing of the Certificate of Change was consolidated into one issued and outstanding share. All stockholders who would be entitled to receive fractional shares as a result of the Reverse Stock Split received one whole share for their fractional share interest. There was no change in the par value of our common stock.

The Company’s common stock will begin trading on a split-adjusted basis on The Nasdaq Capital Market at the commencement of trading on May 24, 2023 under the Company’s existing symbol “NVFY.” The Company’s common stock has been assigned a new CUSIP number of 66979P300 in connection with the Reverse Stock Split.

The Certificate of Change also decreased the number of authorized shares of the Company’s common stock from 15,000,000 to 3,000,000.

In addition, proportionate adjustments will be made to the exercise prices of the Company’s outstanding stock options and warrants and to the number of shares issued and issuable under the Company’s existing stock incentive plans. The foregoing description of the Amendment does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the full text of the Amendment, which is attached as Exhibit 3.1 to this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure.

On May 23, 2023, the Company issued a press release titled, “Nova LifeStyle, Inc. Completes 1 for 5 Reverse Stock Split.” A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description

3.1	Certificate of Change Pursuant to NRS 78.209 filed with the Nevada Secretary of State on May 22, 2023
99.1	Press Release dated May 23, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Nova LifeStyle, Inc.

By:	/s/ Thanh H. Lam
Thanh H. Lam
Chairperson, President and Chief Executive Officer

Date: May 23, 2023